UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. N.	Shoreview	MN	55126-2966
(Address of principal executive offices)			(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Explanatory Note

On March 24, 2021, Deluxe Corporation filed a Current Report on Form 8-K (the “Original Filing”) to furnish information for use in connection with upcoming investor meetings. This Current Report on Form 8-K/A ("Form 8-K/A") is being filed to correct a typographical error contained on page 11 of the presentation attached to the Original Filing as Exhibit 99.1 under Item 9.01(d) Financial Statements and Exhibits. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of a presentation entitled "Deluxe Investor Presentation.”

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Deluxe Investor Presentation
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2021

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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